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                                                                      Exhibit 10

LANVISION SYSTEMS, INC.

LEASE TERMINATION AGREEMENT


                           LEASE TERMINATION AGREEMENT


         THIS LEASE TERMINATION AGREEMENT ("Agreement") is executed this 18TH day of JUNE, 1999, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and LANVISION, INC., an Ohio corporation ("Tenant").

         WHEREAS, Landlord and Tenant entered into a certain lease dated May 7, 1996, as amended July 12, 1996, February 25, 1997, September 23, 1997 and January 16, 1998 (collectively, the "Lease") whereby Tenant leased from Landlord certain premises consisting of approximately 15,306 rentable square feet of space (the "Leased Premises") in a building commonly known as The Ohio National Building, located at One Financial Way, Suite 400, Cincinnati, Ohio 45242; and

         WHEREAS, Landlord and Tenant desire to terminate and cancel the Lease and to release each other from their respective obligations under the Lease as provided herein, and to release the Guarantor, LanVision Systems, Inc., from its obligations under the Unconditional Guaranty of Lease dated May 7, 1996 (the "Guaranty");

         NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby enter into this Agreement.

         1. Provisions Respecting Termination of Lease. The Lease shall be terminated and cancelled as of 11:59 p.m. June 30, 1999 (the "Termination Date"). Tenant shall surrender possession of the Leased Premises on or before June 29, 1999 in accordance with the terms of the Lease.

         2. Release Upon Agreement. Upon the Termination Date, Landlord and Tenant shall be released and discharged from their respective obligations under the Lease, and neither party shall have any further liability under the Lease, excluding, however, the obligations of Tenant attributable to any period of the Lease on or prior to the Termination Date, prorated as of the Termination Date (including without limitation the payment of Minimum Annual Rent and the Annual Rental Adjustment) and any obligations of Tenant under the Lease which survive termination thereof. The Tenant shall have no obligation to remove any of Tenant's alterations or trade fixtures except as listed on Exhibit A, attached hereto. In addition, as of the Termination Date, the Guarantor shall be released from its obligations under the Guaranty.

         3. Contingency. This Agreement is contingent upon Landlord entering into a lease for the Leased Premises on or before June 21, 1999, such lease to be on terms satisfactory to Landlord, in its sole discretion. In the event this contingency is not satisfied, upon written notice from Landlord, this Agreement shall be void and of no further force or effect, and the Lease shall continue notwithstanding this Agreement.





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         4. Default. In the event Tenant fails to surrender the Leased Premises as provided in Paragraph 1 above, Landlord shall have the option of (i) declaring this Agreement void, in which event the Lease shall remain in full force and effect, or (ii) enforcing this Agreement. In either case, Landlord shall be entitled to reimbursement from Tenant for Landlord's attorneys' fees, court costs and all other damages resulting from Tenant's breach.

         5. Successorship. This Agreement shall be binding upon and inure to the benefit of Landlord and Tenant and their respective successors and assigns.

         6. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Ohio.

         EXECUTED as of the date set forth above.

                                       LANDLORD:
WITNESSES:
                                       DUKE REALTY LIMITED PARTNERSHIP,
/s/ Daniel P. Ruh                      an Indiana limited partnership
----------------------------
Daniel P. Ruh
----------------------------
(Printed)                              By: Duke Realty Investments, Inc.,
                                           its general partner

/s/ Naomi Gump
----------------------------
Naomi Gump                             By: /s/ Kenneth A. Schuermann
----------------------------              -------------------------------
(Printed)                                  Kenneth A. Schuermann
                                           Vice President and
                                           General Manager


                                       TENANT:
WITNESSES:
                                       LANVISION, INC., an Ohio corporation
/s/ Melissa Vincent
----------------------------
Melissa Vincent
----------------------------
(Printed)                              By: /s/ Eric Lombardo
                                          -------------------------------

/s/ Paul W. Bridge, Jr.                Printed: Eric Lombardo
----------------------------                   --------------------------
Paul W. Bridge, Jr.
----------------------------
(Printed)                              Title: Executive Vice President


STATE OF OHIO              )
                           ) SS:
COUNTY OF HAMILTON         )

         Before me, a Notary Public in and for said County and State, personally appeared Kenneth A. Schuermann, by me known and by me known to be the Vice President and General Manager of Duke Realty Investments, Inc., an Indiana corporation, general partner of Duke Realty Limited Partnership, an Indiana limited partnership, who acknowledged the execution of the foregoing "Lease Termination Agreement" on behalf of said partnership.






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         WITNESS my hand and Notarial Seal this 22 day of June, 1999.

                                                         /s/ Naomi Gump
                                                         ----------------------
                               Naomi Gump                Notary Public
{NOTARIAL SEAL}       Notary Public, State of Ohio
                  My Commission Expires July 22, 2002    Naomi Gump
                                                         ----------------------
                                                         (Printed Signature)

My Commission Expires:
                       -----------------

My County of Residence:  Hamilton
                       -----------------

STATE OF Ohio              )
         ------------------
                                    ) SS:
COUNTY OF Hamilton         )

         Before me, a Notary Public in and for said County and State, personally appeared Eric Lombardo, by me known and by me known to be the Executive V.P. of Lanvision, Inc., an Ohio corporation, who acknowledged the execution of the foregoing "Lease Termination Agreement" on behalf of said corporation.

         WITNESS my hand and Notarial Seal this 22 day of June, 1999.


                                                         /s/ Joan Wolpin
                                                         ----------------------
                  JOAN WOLPIN                            Notary Public
{NOTARIAL SEAL}   Notary Public, State of Ohio
                  My Commission Expires June 7, 2000     ______________________
                                                         (Printed Signature)

My Commission Expires:  ________________

My County of Residence:  ________________


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